MS P-2 08/14

SUPPLEMENT DATED AUGUST 1, 2014

TO THE PROSPECTUS DATED

MAY 1, 2014

OF

FRANKLIN MUTUAL SERIES FUNDS

 (Franklin Mutual Beacon Fund, Franklin Mutual European Fund, Franklin Mutual Financial Services Fund, Franklin Mutual Global Discovery Fund, Franklin Mutual International Fund, Franklin Mutual Quest Fund, Franklin Mutual Shares Fund)

The prospectus is amended as follows:

I.  For the Franklin Mutual Beacon Fund, the following is added after the “Fund Summary – Investment Manager” section on page 8:

Sub-Advisor

Franklin Templeton Investment Management Limited (FTIML)

II.  For the Franklin Mutual Beacon Fund, Christian Correa’s information in the “Fund Summary – Portfolio Managers” section on page 8 is revised as follows:

Christian Correa, CFA   Portfolio Manager of FTIML and portfolio manager of the Fund since 2007.

III.  For the “Fund Details – Management” section beginning on page 103 is revised to add the following:

Under an agreement with Franklin Mutual, Franklin Templeton Investment Management Limited, The Adelphi, 1-11 John Adam Street, London, England WC2N 6HT, United Kingdom, is the Fund’s sub-advisor. FTIML provides Advisers with investment management advice and assistance. For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes any sub-advisor.

IV.  For the “Fund Details – Management” section beginning on page 105, Christian Correa’s information is revised as follows:

Christian Correa, CFA   Portfolio Manager of FTIML

Mr. Correa has been a lead portfolio manager for the Franklin Mutual Beacon Fund since 2007. He joined Franklin Templeton Investments in 2003.

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Please keep this supplement with your prospectus for reference.